SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date Report (Date of earliest event reported) January 15, 1998



                        BONNEVILLE PACIFIC CORPORATION
              (Exact name of registrant as specified in charter)



      Delaware                      0-14846                 87-0363215
    ---------------------------------------------------------------------
    (State or other               (Commission             (IRA Employer
     jurisdiction of              File Number)          Identification No.)
      incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                       84101
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code               (801) 363-2520


(Former name or former address, if changed since last report) Not applicable

Item 3.     Bankruptcy or Receivership.

      On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period December 1, 1997 to December 31, 1997, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.     Other Events.

For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BONNEVILLE PACIFIC CORPORATION



                                         /s/ Roger G. Segal
                                    By:  Roger G. Segal, Chapter 11
                                          Trustee

DATED January 15, 1998

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BONNEVILLE PACIFIC CORPORATION



                                         /s/ R. Stephen Blackham
                                    By:  R. Stephen Blackham,
                                          Assistant Controller

DATED January 15, 1998

                               INDEX TO EXHIBITS


Exhibit                                                               Page No.


28.1              Monthly Financial Report - Chapter
                  11, for the period December 1, 1997
                  to December 31, 1997, of the
                  Registrant, dated January 15, 1998
                  as filed by the Registrant with the
                  United States Bankruptcy Court for
                  the District of Utah, Central
                  Division on January 15, 1998...............................5

MONTHLY FINANCIAL REPORT
CHAPTER 11

DEBTOR:    BONNEVILLE PACIFIC CORPORATION

CASE NO. 91A-27701 For Period December 1 to December 31, 1997
              Accounting Method Used:  [X] Accrual Basis [ ] Cash Basis


                                   COVER SHEET



                            THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For Each       MONTH.  The debtor must attach each of the following
Required                    reports/documents unless the U.S. Trustee has waived
Report/Document             the requirement in writing.  File original with
                            Clerk of Court.  File duplicate with U.S. Trustee.
--------------------------------------------------------------------------------


   Report/Document        Previously
      Attached             Waived                REQUIRED REPORTS/DOCUMENTS

       [ x ]                 [ ]         Cash Receipts & Disbursements Statement
                                         (Form 2-B)
       [ x ]                 [ ]         Balance Sheet (Form 2-C)
       [ x ]                 [ ]         Profit and Loss Statement (Form 2-D)
       [ x ]                 [ ]         Supporting Schedules (Form 2-E)
       [ x ]                 [ ]         Quarterly Fee Summary (Form 2-F)
       [ x ]                 [ ]         Narrative (Form 2-G)
       [ x ]                 [ ]         Bank Statement(s) for Debtor in
                                         Possession Account(s)
-------------------- -------------------- --------------------------------------


I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: January 15, 1998

                                    Debtor(s):BONNEVILLE PACIFIC CORPORATION
                                               /s/ R. Stephen Blackham
                                    By:            R. Stephen Blackham
                                    Position:      Assistant Controller

                         Statement of Chapter 11 Trustee


      Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11
Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

      DATED this 15th day of January 1998.


                                     /s/ Roger G. Segal
                                    _________________________________
                                    By:  Roger G. Segal, Chapter 11
                                          Trustee

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Bankruptcy No. 91A-27701
                                   Narrative
                     For the Month Ended December 31, 1997


                                   Form 2-G


-------------------------------------------------------------------------------

Bonneville  Pacific   Corporation  (the  "Company")  or  "Bonneville")  has
continued to conduct its normal business activities during the month of December 1997 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of December and the first part of January 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

      The Segal v. Portland General, et al. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's five (5) Annual Reports, including the Report for the period of July 1, 1996 through June 30, 1997 filed on September 4, 1997 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the United States Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements (2) reached by the Trustee. The Litigation is now concluded.

--------
(1) This narrative attempts to summarize significant events affecting the Company through January 13, 1998.

(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

      The Trustee has also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is considering possible claims against only one (1) individual who executed a tolling agreement. If the Trustee is not able to settle possible claims held by the estate against such person, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation. In the Trustee's opinion, the value of the "tolled" claims is not substantial.


      On or about November 12, 1997 the Trustee entered into a settlement agreement with Jerry Hansen ("Hansen") concerning Hansen's $182,347.00 unsecured priority claim against the estate (Claim No. 3097), which claim related to a November 1, 1990 employment agreement between Hansen and the Company. The settlement provides for the payment to Hansen by the estate of the sum of $55,000.00 within ten (10) business days after the approval of the settlement agreement by the Bankruptcy Court in full and complete satisfaction of such claim. The settlement was conditioned upon approval by the Bankruptcy Court. A hearing on the Trustee's motion for such approval was held as scheduled on December 10, 1997, at which hearing the Court approved the settlement. The estate, on December 20, 1997, made the required payment of $55,000.00 to Hansen.


      On December 1, 1997, the Trustee filed a Motion for Authority to Terminate the Debtor's ESOP and Distribute its Assets among the ESOP's 199 Participants, all of whom are past and/or present employees of the Debtor and its subsidiaries. A hearing on the Motion was held as scheduled on January 12, 1998 at which hearing the Court approved the Motion. The Trustee will proceed with the action necessary to terminate the ESOP and to distribute the ESOP assets to the qualified participants. The assets of the ESOP that will be distributed to the participants includes an allowed, pre-petition $984,245.47 Section 510(b) equity claim against the Company arising from the ESOP's purchase of the Company's common stock.

      The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada

      Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1. However, there have been no curtailments since October of 1996. NCA #1 and representatives of NPC have reached a settlement agreement relating to curtailment issues, which settlement is subject to the approval of the Projects Lending Group and the Public Service Commission of Nevada ("PSCN"). The Projects Lending Group has approved the Settlement Agreement and the Petition for Approval of the Settlement was filed on November 3, 1997 with the Public Service Commission of Nevada. The Trustee continues to monitor the appeal before the First Judicial District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada. A stipulation staying the briefing schedule and permitting the PSCN to consider the approval of the above referenced settlement agreement has been signed and filed by the parties.

      On September 27, 1996, NCA #1 was served with Findings and Notices of Violation ("NOV") issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system ("SCR") to control Nox emissions. Representatives of both sides of this dispute have reached an agreement in principle but a written agreement has not yet been executed. Attorneys for the EPA are working on a revised draft of a proposed agreement, which the parties anticipate signing sometime later this year.

      Bonneville Nevada Corporation received a distribution from NCA#1 in the amount of $1,550,000.00 on December 10, 1997. The amount of the distribution, plus an additional $550,000.00 on deposit at Bonneville Nevada Corporation (for a total of $2,100,000.00) was "up-streamed" (paid) to the Company by Bonneville Nevada Corporation on December 31, 1997. As of December 31, 1997, Bonneville Nevada Corporation had approximately $575,000.00 of cash on deposit, of which $500,000.00 is deemed to be necessary to maintain operations and maintain a reserve for any NCA #1 partnership cash call.

      On December 30 and December 31, 1997 the total sum of $3,900,000.00 of funds on deposit at Bonneville Pacific Services Company ("BPSC"), a wholly owned subsidiary of the Debtor, was "up-streamed" (paid) to the Company by BPSC. As of December 31, 1997, BPSC had approximately $2,375,000.00 of cash on deposit, of which $1,950,000.00 is deemed to be necessary to maintain operations and to complete development of BPSC's interest in a 4-megawatt power project.

On  August  20,  1996  the  Trustee  filed  a  Motion  for  Establishment  of  a
Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its securities. See 11 U.S.C. 510(b). A hearing on the Motion was scheduled before the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 370 additional claims have been filed since December 16, 1996. A total of 4,619 proofs of claims have now been filed. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate filed on or about March 17, 1997 and the Annual Report for the period July 1, 1996 through June 30, 1997 filed by the Trustee on September 4, 1997. For updated figures on some of the claims see the "Conditional Letter Agreement" dated December 31, 1997 which was filed with the Bankruptcy Court on December 31, 1997 and was filed with the
United States Securities & Exchange Commission (in a Form 8K) on or about January 5, 1998 and also see Note Number 3 to the herewith attached Financial Statement for December, 1997. The Trustee has objected to (with most of the objections having been sustained by the Bankruptcy Court) and will likely continue to object to a number of the new claims which have been filed. On October 23, 1997 the Trustee filed his objection to the approximately $325,000.00 Substantial Contribution Administrative Claim of the Official
Bondholders Committee et.al. and a hearing on the objection was held as scheduled on December 8, 1997, at which hearing the Court sustained the Trustee's objection and disallowed the claim in its entirety.

The Trustee on November 13, 1997 filed an objection to certain claims filed after the supplementary claims bar date and a hearing on the objection was held as scheduled on December 15, 1997; at the hearing the Court (a) sustained the Trustee's objection with regard to 55 claims and disallowed such claims in their entirety, and (b) allowed as timely filed an additional 88 claims that were the subject of the objection.


The Company completed preparation of its U.S. Corporate Income Tax Return for the short year December 31, 1996, which tax return was filed on September 15, 1997 with a letter request pursuant to 11 U.S.C. 505 (b) for a determination of any tax owing. The Internal Revenue Service, by letter dated October 8, 1997, notified the Trustee that the tax return for the short year (beginning May 1, 1996 and ending December 31, 1996) was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1996 is only approximately $3,488,000.00. The Trustee and his tax professionals have completed an analysis of the Company's 1997 federal income tax situation and the preliminary conclusion is that the only federal tax liability for tax year ending December 31, 1997 is likely to be a relatively small amount of alternative minimum tax; however, neither the Trustee nor his tax professionals can or do make any representations concerning this preliminary conclusion as the Company's federal income tax return is subject to review by the Internal Revenue Service.

For future tax years, to the extent the Company may possess net operating loss carry forwards, the Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of 382 of the Internal Revenue Code.

In preparation for the possible reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits for years 1994, 1995, 1996 and will soon commence work on an audit for 1997.

After lengthy  negotiations with various  parties-in-interest,  on December
31, 1997 the Trustee entered into a "Conditional Letter Agreement" (hereafter the "CLA") with certain creditors of the Company. A copy of the CLA was filed with the Bankruptcy Court on December 31, 1997 and with the United States Securities and Exchange Commission (in the form of an 8K) on or about January 5, 1998. The CLA sets forth some of the terms of a Chapter 11 plan for the Company that will be proposed by the Trustee in the future. Such Chapter 11 plan, if confirmed by the Bankruptcy Court, would resolve most of the legal and factual disputes which currently affect the Company. The CLA also sets forth the treatment that will be accorded to most of the creditors of the Company in the proposed Chapter 11 plan to be filed by the Trustee.(3) The press release issued by the Trustee on December 31, 1997 concerning the CLA, which summarizes some of the terms of the CLA, is attached hereto. The CLA must be read in its entirety for all the provisions of the conditional settlement. The CLA is conditioned upon approval by the Bankruptcy Court in the context of a Chapter 11 plan confirmation process; such process includes the approval by the Bankruptcy Court of a disclosure statement; until a disclosure statement has been approved by the Bankruptcy Court, no party-in-interest may solicit the acceptance or rejection of any plan. If the Bankruptcy Court does not confirm the proposed Chapter 11 plan to be submitted by the Trustee for the Company, then the CLA will be void. Any Chapter 11 plan for the Company must first be approved (and confirmed) by the Bankruptcy Court after full notice and hearing (with an opportunity for any party-in-interest to object) before any plan can become effective. The Trustee believes that the settlement reflected in the CLA is fair, reasonable and is in the best interest of the Company, its creditors and stockholders as the Trustee's proposed Chapter 11 plan would, if confirmed by the Bankruptcy Court, permit the Company to emerge from its bankruptcy proceeding sometime in 1998.


In light of the Conditional Letter Agreement and the Trustee's previously stated opinion, based upon the particular facts involved in the Company's bankruptcy proceeding, that the Company will be required to pay some interest on the approximately $100,000,000.00 in "senior" bank, trade and current debenture debt, the Trustee has reflected on the Company's books and intends to reflect in the Company's Corporate Income Tax Returns for the year ended December 31, 1997 the interest liability on the approximate $100,000,000.00 of "senior" claims from the petition date at the rates of interest set forth in the Conditional Letter Agreement.

--------
    (3) One of the issues conditionally resolved in the CLA, subject to Bankruptcy Court approval in the context of the plan confirmation process, is the amount of post-petition interest to be paid on the approximately $100 million in senior (pre-petition) debt. On December 12, 1997 (a date prior to the execution of the CLA), C. Derek Anderson initiated (and later served) an adversary proceeding in the Bankruptcy Court against one of the senior creditors, Halcyon/Alan B. Slifka Management Co., seeking a judgment declaring that senior creditors are not entitled to any (or limited) post-petition interest (Adversary Proceeding No. 97PA-2396). In light of the CLA, the Trustee may seek to intervene in the Adversary Proceeding and then move to dismiss the complaint.

On or about January 5, 1998, the Bankruptcy Court approved a settlement between the Trustee and San Diego County (California) concerning a dispute over the property taxes owed by the Company relating to the Company's Kyocera Power Project. Pursuant to the settlement, on or about January 12, 1998 the Company paid San Diego County the sum of $120,000.00 in complete satisfaction of all property taxes related to the Kyocera Power Project, including but not limited to property taxes for the period from July 1, 1993 through June 30, 1998.


Bear, Stearns & Company (the Trustee's financial advisor/investment banker) has completed its initial work in valuing the Company's (and its affiliates) business assets. The Trustee will probably not make public the valuation work performed by Bear, Stearns & Company until such time as the Trustee completes his proposed disclosure statement which will be filed along with his proposed Chapter 11 Plan. However, in part based upon the valuation work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets": Investment in and advances to subsidiaries and partnership) is materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

                                 PRESS RELEASE
------------------------------------------------------------------------------

                       Roger G. Segal, Chapter 11 Trustee
                P.O. Box 11008 * Salt Lake City, Utah 84147-0008
                        (801) 532-2666 * (801) 355-1813

For Immediate Release

Date:       December 31, 1997
Contact:    Roger G. Segal, Trustee
Phone:      (801) 532-2666
Fax:        (801) 355-1813

                  CHAPTER 11 TRUSTEE FOR BONNEVILLE PACIFIC
                 CORPORATION ANNOUNCES CONDITIONAL SETTLEMENT
              REGARDING POST-PETITION INTEREST AND OTHER ISSUES

SALT LAKE CITY, UTAH, DECEMBER 31, 1997:

      Roger G. Segal, as the Chapter 11 Bankruptcy Trustee for Bonneville Pacific Corporation (BPCO), announced today that he has reached conditional settlements with the holders of certain senior claims with respect to the calculation and payment of post-petition interest and with holders of certain subordinated claims and equity interests who will not oppose a Chapter 11 plan to be filed in the future by the Trustee. The settlements and some of the general terms of a Chapter 11 plan to be proposed in the future by the Trustee are detailed in an eight (8) page letter agreement, a copy of which is on file with the United States Bankruptcy Court for the District of Utah and can also be obtained by contacting the Trustee. The letter agreement must be read in its entirety for all the provisions of the conditional settlements.

     The Trustee's conditional agreement with certain senior creditors provides, among other things, as follows: Generally, holders of Senior Claims (bank, debenture and trade claims) would receive in full satisfaction of their approximately $100 million of senior unsecured debt, approximately $145.25 million as of December 5, 1997, plus interest after that date. Specifically, the banks would receive post-petition interest on their allowed claims of approximately $31.5 million at an effective rate of 8.03% through December 5, 1997, and at 8.1% thereafter; the debentures would receive post-petition interest on their allowed claim of approximately $64.75 million at a rate of 7.32%; and allowed general unsecured trade claims of approximately $3.75 million would receive post-petition interest at 5.5%. No interest would be compounded. All payments to the Senior Claims would be in cash at the distribution date of a confirmed plan of reorganization; at the

Trustee's discretion, certain senior creditors have agreed that up to $3.25 million of the payment on the Senior Claims can be in the form of a one-year 10% unsecured note payable to those certain senior creditors; one of the senior creditors would also receive an additional $400,000.00 for partial reimbursement of its post-petition attorneys' fee expense provided for under its loan documents.

     The Trustee's conditional agreement with certain holders of subordinated claims and existing equity interests provides, among other things, that the Trustee will file a proposed Chapter 11 plan which will propose to pay the Pre-petition Section 510(b) Selling Debenture Claims, the Post-petition Section 510(b) Selling Debenture Claims, the Deeply Subordinated Claims and Limited Partner Claims in New Common Stock of the reorganized debtor. Part of the New Common Stock would be distributed as follows:

(a) For Pre-petition Section 510(b) Selling Debenture Claims, 100% of the allowed (compromised and without post-petition interest) claim in New Common Stock;

(b) For Post-petition Section 510(b) Selling Debenture Claims, 70% of the allowed (compromised and without post-petition interest) claim in New Common Stock;

(c)  For  Deeply  Subordinated   Claims,  10%  of  the  allowed  claim  (without
     post-petition interest) in New Common Stock; and

(d) For Limited Partner Claims, 25% of the allowed claim (compromised and without post-petition interest) in New Common Stock.

After distribution of the New Common Stock as set forth above, the remaining New Common Stock will be divided one-half (50%) to Section 510(b) Equity Claims (which would also include the Cigna Claim, which will be separately classified and treated as an allowed Section 510(b) Equity Claim plus ten percent) and one-half (50%) to then existing shareholders. The Trustee's proposed Chapter 11 plan will not be prepared and filed with the Bankruptcy Court for at least thirty (30) days; the proposed plan will set forth in detail all the numerous terms and conditions relating to payment of claims in the Debtor's Chapter 11 case.

      The above-referenced settlements are conditioned upon approval by the Bankruptcy Court in the context of a Chapter 11 plan confirmation process; such process includes the approval by the Bankruptcy Court of a disclosure statement; until a disclosure statement has been approved by the Bankruptcy Court, no party-in-interest may solicit the acceptance or rejection of any plan. If the Bankruptcy Court does not confirm the proposed Chapter 11 plan to be submitted by the Trustee, then the settlements and the letter agreement will be void. Any Chapter 11 plan must first be approved (and confirmed) by the Bankruptcy Court after full notice and hearing (with an opportunity for any party-in-interest to object) before any plan can become effective.

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                       ----------------------------------
                               Case No. 91A-27701
                   Cash Receipts and Disbursements Statement
                    For Period December 1 -December 31, 1997
-------------------------------------------------------------------------------

                              CASH RECONCILIATION

1.  Beginning Cash Balance:                                      $144,808,517.51
2.  Cash Receipts:  (See Page 2 of 2)        6,720,932.84
3.  Cash Disbursements:  (See Page 2 of 2)  (1,065,805.09)
                                           ---------------
4.  Net Cash Flow:                                                  5,655,127.75
                                                                 ---------------
5.  Ending Cash Balance:                                         $150,463,645.26
                                                                 ===============






                     CASH ACCOUNT SUMMARY - ENDING BALANCES

             ACCOUNT                 AMOUNT                FINANCIAL INSTITUTION
------------------------         ---------------           ---------------------
PAYROLL ACCOUNT                       $365.97        FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                    525.79                   KEY BANK OF UTAH
GENERAL CORP CASH                  470,860.92                   KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT      2,861,356.87       (A)         KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT      11,413,297.67       (A)         US BANK
CHPTR 11 TRUSTEE - JT CD        14,817,624.96       (A)         KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD        26,676,647.49       (A)         BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS         16,175.18       (A)         BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT 94,032,275.14       (A)         NATIONS BANK
PROCEEDS FROM ASSET SALES            4,111.04       (A)         KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE        170,404.23                   KEY BANK OF UTAH
                              ---------------
                              $150,463,645.26
                              ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                   Cash Receipts and Disbursements Statement
                   For Period December 1 - December 31, 1997
---------------------------------- --------------------- ----- ---

                             CASH RECEIPTS JOURNALS

           BANK ACCOUNT                    TOTAL          PAGE
                                                           REF
----------------------------------    ---------------    ----- ---
                   PAYROLL ACCOUNT         $35,459.08      A
               PAYROLL TAX ACCOUNT          16,805.42      B
                 GENERAL CORP CASH         618,545.84      C
       CHPTR 11 TRUSTEE JOINT ACCT          12,169.14      E
        CHPTR 11 TRUSTEE - CD ACCT               0.00     N/A
          CHPTR 11 TRUSTEE - JT CD               0.00     N/A
          CHPTR 11 TRUSTEE - JT CD       5,643,375.12      F
       CHPTR 11 TRUSTEE JT SAVINGS              55.04      G
   CHPTR 11 TRUSTEE JOINT MMA ACCT         446,001.57      H
         PROCEEDS FROM ASSET SALES              11.33      I
       KYOCERA MAINTENANCE RESERVE          10,774.80      J
                                      ---------------
                                         6,783,197.34
          LESS:  ACCOUNT TRANSFERS        (62,264.50)
                                      ---------------
               TOTAL CASH RECEIPTS      $6,720,932.84
                                      ===============



CASH DISBURSEMENTS JOURNALS

           BANK ACCOUNT                    TOTAL         PAGE
                                                         REF
----------------------------------    ---------------    ----- ---
                   PAYROLL ACCOUNT         $35,505.10      A
               PAYROLL TAX ACCOUNT          16,807.72      B
                 GENERAL CORP CASH       1,002,380.50      D
       CHPTR 11 TRUSTEE JOINT ACCT              43.98      E
        CHPTR 11 TRUSTEE - CD ACCT               0.00     N/A
          CHPTR 11 TRUSTEE - JT CD               0.00     N/A
          CHPTR 11 TRUSTEE - JT CD               0.00      F
       CHPTR 11 TRUSTEE JT SAVINGS               0.00      G
   CHPTR 11 TRUSTEE JOINT MMA ACCT               0.00      H
         PROCEEDS FROM ASSET SALES               0.00      I
       KYOCERA MAINTENANCE RESERVE          73,332.29      J
                                      ---------------
                                         1,128,069.59
          LESS:  ACCOUNT TRANSFERS        (62,264.50)
                                      ---------------
          TOTAL CASH DISBURSEMENTS      $1,065,805.09
                                      ===============

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                                 Payroll Account

                    For Period December 1 - December 31, 1997

------------------------------------------------------------------------------

                              CASH RECEIPTS JOURNAL

   DATE         DOC #                   PAYOR                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------
 12/11/97       CK# 6712            BPC - GENERAL              $9,683.39         PAYROLL TRANSFER
 12/15/97       CK# 6719            BPC - GENERAL              15,785.05         PAYROLL TRANSFER
 12/23/97       CK# 6736            BPC - GENERAL               9,990.64         PAYROLL TRANSFER
                                                              ------------

              TOTAL CASH                                        $35,459.08
                RECEIPTS
                                                              ============



                                      CASH DISBURSEMENTS JOURNAL

   DATE         DOC #                   PAYEE                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

 12/15/97                           PAYROLL SUMMARY            $9,683.39
 12/15/97                           PAYROLL SUMMARY            15,785.05
 12/31/97                           PAYROLL SUMMARY             9,990.64
 12/31/97      BANK STMT            KEY BANK OF UTAH               46.02         SERVICE CHARGE
                                                              ------------

              TOTAL CASH                                        $35,505.10
             DISBURSEMENTS
                                                              ============


                                DEBTOR: BONNEVILLE PACIFIC CORPORATION

                                          Case No. 91A-27701

                                          Payroll Tax Account

                               For Period December 1 - December 31, 1997

------------------------------------------------------------------------------

                                         CASH RECEIPTS JOURNAL

   DATE         DOC #                   PAYOR                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

  12/11/97      CK# 6713             BPC - GENERAL              $4,160.56        PR TAX TRANSFER
  12/15/97      CK# 6716             BPC - GENERAL               8,716.95        PR TAX TRANSFER
  12/23/97      CK# 6735             BPC - GENERAL               3,927.91        PR TAX TRANSFER
                                                              ------------

              TOTAL CASH                                        $16,805.42
                RECEIPTS
                                                              ============



                           CASH DISBURSEMENTS JOURNAL

   DATE         DOC #                   PAYEE                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

  12/15/97       KEY TAX          KEY BANK OF UTAH             $3,459.01          FEDERAL TAX DEPOSIT
  12/19/97       KEY TAX          KEY BANK OF UTAH              7,360.54          FEDERAL TAX DEPOSIT
  12/31/97       KEY TAX          KEY BANK OF UTAH              3,210.77          FEDERAL TAX DEPOSIT
  12/31/97      CK# 1252          UTAH ST TAX COMMISSION        2,775.10            STATE TAX DEPOSIT
  12/31/97     BANK STMT          KEY BANK OF UTAH                  2.30               SERVICE CHARGE
                                                              ------------

              TOTAL CASH                                        $16,807.72
             DISBURSEMENTS
                                                              ============


                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                                General Corp Cash
                    For Period December 1 - December 31, 1997

-------------------------------------------------------------------------------

                              CASH RECEIPTS JOURNAL

   DATE         DOC #                   PAYOR                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

 12/09/97       DS120997       BONNEVILLE FUELS               $15,496.22      EXPENSE REIMBURSEMENT
 12/19/97       DS121997       SAN DIEGO GAS & ELECTRIC         1,205.74      ENERGY REVENUE-KYOCERA
 12/19/97       DS121997       BONNEVILLE NEVADA CORP.            996.60      EXPENSE REIMBURSEMENT
 12/19/97       DS121997       STATE OF CALIFORNIA             40,437.28      1989 INCOME TAX REFUND
 12/19/97       DS121997       C. MOWER                            42.85      EXPENSE REIMBURSEMENT
 12/30/97       DS123097       BONNEVILLE PACIFIC SERVICES    500,000.00      SUBSIDIARY DIVIDEND
 12/30/97       DS123097       J. ALLSOP                          114.69      INSURANCE REIMBURSEMENT
 12/30/97       DS123097       BONNEVILLE PACIFIC SERVICES     17,122.11      EXPENSE REIMBURSEMENT
 12/30/97       DS123097       COHNE RAPPAPORT & SEGAL            619.75      EXPENSE REIMBURSEMENT
 12/30/97       DS123097       KYOCERA AMERICA                 32,356.86      ENERGY REVENUE-KYOCERA
 12/30/97       DS123097       BANK ONE                            37.00      INTEREST INCOME
 12/30/97       DS123097       STATE OF VERMONT                   174.00      1994 INCOME TAX REFUND
 12/30/97       DS123097       BONNEVILLE FUELS                 6,598.77      EXPENSE REIMBURSEMENT
 12/31/97      BANK STMT       KEY BANK OF UTAH                 3,343.97      INTEREST INCOME
                                                              ------------

              TOTAL CASH RECEIPTS                             $618,545.84
                                                              ============

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                                General Corp Cash

                    For Period December 1 - December 31, 1997

------------------------------------------------------------------------------

                           CASH DISBURSEMENTS JOURNAL

   DATE         DOC #                   PAYEE                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

 12/03/97    1006690        BENEFICIAL LIFE INSURANCE CO         $766.15      INSURANCE-DISABILITY
 12/03/97    1006691        BONNEVILLE PACIFIC SERVICES         1,408.48      KYOCERA O&M EXPENSE
 12/03/97    1006692        BPC-KYOCERA MAINT RESERVE          10,000.00      TRANSFER-MAINT RESERVE
 12/03/97    1006693        MARCIA CUSTER                          64.67      OFFICE SUPPLIES & EXPENSE
 12/03/97    1006694        DORN ASSOCIATES LTD                12,573.00      RENT-OFFICE SPACE & PARKING
 12/03/97    1006695        FIRST CONTINENTAL LIFE & ACCIDENT   6,253.64      INSURANCE-DENTAL
 12/03/97    1006696        FLORAL TAPESTRY                        43.50      OFFICE SUPPLIES & EXPENSE
 12/03/97    1006697        JOHN FLANDERS                         325.00      ENTERTAINMENT EXPENSE
 12/03/97    1006698        THE PLANT GALLERY                      69.50      OFFICE SUPPLIES & EXPENSE
 12/03/97    1006699        REDMAN VAN & STORAGE CO INC            44.26      RENT-STORAGE
 12/03/97    1006700        UNUM LIFE INSURANCE CO              1,438.21      INSURANCE-DISABILITY
 12/10/97    1006701        COMPUSERVE                              9.95      OFFICE SUPPLIES & EXPENSE
 12/10/97    1006702        EXPRESS MESSENGER SYSTEMS INC           5.00      OFFICE SUPPLIES & EXPENSE
 12/10/97    1006703        FEDERAL EXPRESS INC                    12.00      EXPRESS MAIL EXPENSE
 12/10/97    1006704        GENERATOR POWER SYSTEMS INC        21,161.33      KYOCERA-O&M EXPENSE
 12/10/97    1006705        HERITAGE PRODUCTS INC                 291.06      OFFICE SUPPLIES & EXPENSE
 12/10/97    1006706        SANDY KENT                             27.52      OFFICE SUPPLIES & EXPENSE
 12/10/97    1006707        CLARK MOWER                           650.82      TRAVEL REIMBURSEMENT
 12/10/97    1006708        THE PRUDENTIAL                        973.97      INSURANCE-DISABILITY
 12/10/97    1006709        REDMAN VAN & STORAGE CO INC           142.22      RENT-STORAGE
 12/10/97    1006710        SAN DIEGO GAS & ELECTRIC              101.26      KYOCERA-O&M EXPENSE
 12/10/97    1006711        SWIRE COCA-COLA USA                    10.62      OFFICE SUPPLIES & EXPENSE
 12/11/97    1006712        BPC-PAYROLL ACCOUNT                 9,683.39      TRANFER-PAYROLL ACCT
 12/11/97    1006713        BPC-PAYROLL TAX ACCT                4,160.56      TRANSFER-PAYROLL TAX ACCT
 12/11/97    1006714        WELLS FARGO BANK                      753.10      401K CONTRIBUTIONS
 12/11/97    1006715        WELLS FARGO BANK                       81.70      401K EMPLOYEE LOAN PAYMENT
 12/15/97    1006716        BPC-PAYROLL TAX ACCT                8,716.95      TRANSFER-PAYROLL TAX ACCT
             1006717        VOID
 12/15/97    1006718        JERRY HANSEN                       55,000.00      SETTLEMENT PAYMENT
 12/15/97    1006719        BPC-PAYROLL ACCOUNT                15,785.05      TRANSFER-PAYROLL ACCT
 12/17/97    1006720        AIRBORNE EXPRESS                       60.13      EXPRESS MAIL EXPENSE
 12/17/97    1006721        ARIZONA DEPT OF REVENUE             2,092.48      STATE INCOME TAX
 12/17/97    1006722        AUTOMATED OFFICE SYSTEMS INC          398.34      OFFICE SUPPLIES & EXPENSE
 12/17/97    1006723        MARCIA CUSTER                       1,205.59      EMPLOYEE PARTY REIMBURSE
 12/17/97    1006724        FRONTIER COMMUNICATIONS SRVCS         762.51      TELEPHONE EXPENSE
 12/17/97    1006725        MICRON ELECTRONICS INC              2,441.18      COMPUTER EQUIPMENT
 12/17/97    1006726        MOUNT OLYMPUS WATER                    34.60      OFFICE SUPPLIES & EXPENSE
 12/17/97    1006727        MOUNTAIN STATES OFFICE PRODUCTS       391.90      OFFICE SUPPLIES & EXPENSE
 12/17/97    1006728        PURCHASE POWER PITNEY BOWES             9.50      OFFICE SUPPLIES & EXPENSE
 12/17/97    1006729        REDMAN VAN & STORAGE CO INC            88.52      RENT-STORAGE
 12/17/97    1006730        UNITED HEALTH CARE                 20,875.40      INSURANCE-HEALTH
 12/17/97    1006731        XEROX CORPORATION                     349.55      OFFICE SUPPLIES & EXPENSE
 12/23/97    1006732        AEE ENERGY SEMINARS                 1,490.00      CONFERENCES & SEMINARS
 12/23/97    1006733        BEAR STEARNS & CO INC             214,743.77      PROFESSIONAL FEES


                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                                General Corp Cash

                    For Period December 1 - December 31, 1997

------------------------------------------------------------------------------

                     CASH DISBURSEMENTS JOURNAL (CONTINUED)

   DATE         DOC #                   PAYEE                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

 12/23/97    1006734           BEUS GILBERT & MORRILL          208,823.35       PROFESSIONAL FEES
 12/23/97    1006735           BPC-PAYROLL TAX ACCT              3,927.91       TRANSFER-PAYROLL TAX ACCT
 12/23/97    1006736           BPC-PAYROLL ACCT                  9,990.64       TRANSFER-PAYROLL ACCT
 12/23/97    1006737           COHNE RAPPAPORT & SEGAL         163,253.59       PROFESSIONAL FEES & COSTS
 12/23/97    1006738           HEIN & ASSOCIATES                   986.62       PROFESSIONAL FEES & COSTS
 12/23/97    1006739           MOUNT OLYMPUS WATER                  11.98       OFFICE SUPPLIES & EXPENSE
 12/23/97    1006740           NEILSON ELGGREN DURKIN & CO      69,783.04       PROFESSIONAL FEES & COSTS
 12/23/97    1006741           REDMAN VAN & STORAGE CO INC         448.36       RENT-STORAGE
 12/23/97    1006742           ROGER G. SEGAL, TRUSTEE          52,038.81       PROFESSIONAL FEES & COSTS
 12/23/97    1006743           US WEST COMMUNICATIONS              794.25       TELEPHONE EXPENSE
 12/23/97    1006744           WELLS FARGO BANK                    434.80       401K CONTRIBUTIONS
 12/23/97    1006745           WEIL GOTCHALL & MANGES           56,067.14       PROFESSIONAL FEES & COSTS
 12/23/97    1006746           BEUS GILBERT & MORRILL           13,760.39       PROFESSIONAL COSTS
 12/30/97    1006747           BJ SERVICES COMPANY              25,577.95       COST OF ABANDONED PROPRTY
 12/31/97    1006767           WELLS FARGO BANK                    936.00       401K CONTRIBUTIONS
 12/31/97    BANK STMT         KEY BANK OF UTAH                     49.29       BANK SERVICE CHARGE
                                                              ------------

              TOTAL CASH                                      $1,002,380.50
             DISBURSEMENTS
                                                              ============

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                        Chapter 11 Trustee Joint Account

                    For Period December 1 - December 31, 1997

-------------------------------------------------------------------------------

                              CASH RECEIPTS JOURNAL

   DATE         DOC #                   PAYOR                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

  12/31/97    BANK STMT     KEY BANK                           $12,169.14     INTEREST INCOME






                                      CASH DISBURSEMENTS JOURNAL

   DATE         DOC #                   PAYEE                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

 12/31/97      BANK STMT    KEY BANK OF UTAH                    $43.98          BANK SERVICE CHARGE


                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                       Chapter 11 Trustee JT - CD Account

                    For Period December 1 - December 31, 1997

-------------------------------------------------------------------------------

                              CASH RECEIPTS JOURNAL

   DATE         DOC #                   PAYOR                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

  12/31/97                  BONNEVILLE NEVADA CORPORATION     $2,100,000.00      DIVIDEND PAYMENT
  12/31/97                  BONNEVILLE PACIFIC SERIVCES        3,400,000.00      DIVIDEND PAYMENT
  12/31/97     BANK STMT                          BANK ONE       143,375.12      INTEREST INCOME

              TOTAL CASH RECEIPTS                              5,643,375.12
                                                              ==============



                                      CASH DISBURSEMENTS JOURNAL

   DATE         DOC #                   PAYEE                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------
                            NONE

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                         Chapter 11 Trustee - CD Account

                    For Period December 1 - December 31, 1997

-------------------------------------------------------------------------------

                              CASH RECEIPTS JOURNAL

   DATE         DOC #                   PAYOR                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

 12/31/97     BANK STMT      BANK-ONE                         $55.04         INTEREST INCOME




                                      CASH DISBURSEMENTS JOURNAL

   DATE         DOC #                   PAYEE                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------
                             NONE


-------------------------------------------------------------------------------
                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                       Chapter 11 Trustee JT - MMA Account

                    For Period December 1 - December 31, 1997

-------------------------------------------------------------------------------

                              CASH RECEIPTS JOURNAL

   DATE         DOC #                   PAYOR                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------
  12/31/97     BANK STMT     NATIONS BANK                     $446,001.57     INTEREST INCOME




                           CASH DISBURSEMENTS JOURNAL

   DATE         DOC #                   PAYOR                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------
                             NONE


                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                            Proceeds From Asset Sales

                    For Period December 1 - December 31, 1997

------------------------------------------------------------------------------

                              CASH RECEIPTS JOURNAL

   DATE         DOC #                   PAYOR                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------
 12/31/97      BANK STMT     KEY BANK OF UTAH                    $11.33         INTEREST INCOME





                           CASH DISBURSEMENTS JOURNAL

   DATE         DOC #                   PAYEE                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------
                             NONE


                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                           Kyocera Maintenance Reserve

                    For Period December 1 - December 31, 1997

-------------------------------------------------------------------------------

                              CASH RECEIPTS JOURNAL

   DATE         DOC #                   PAYOR                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------

 12/01/97     CK# 6692           BONNEVILLE PACIFIC CORP      $10,000.00        TRANSFER
 12/31/97     BANK STMT          KEY BANK OF UTAH                 774.80        INTEREST INCOME
                                                              ------------

              TOTAL CASH RECEIPTS                             $10,774.80
                                                              ============



                           CASH DISBURSEMENTS JOURNAL

   DATE         DOC #                   PAYEE                    AMOUNT             DESCRIPTION
----------   -----------    ------------------------------    ------------   --------------------------
 12/10/97       CK #1031      GENERATOR POWER SYSTEMS         $63,332.29        KYOCERA O&M EXPENSE
 12/15/97       CK #1032      CABLE MECHANICAL                 10,000.00        KYOCERA O&M EXPENSE

                                                              $73,332.29
                                                             ============

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                                  Balance Sheet
                             As of December 31, 1997

-------------------------------------------------------------------------------
    ASSETS
    Current Assets:
       Cash                                       $150,463,645
       Accounts receivable - trade                       1,321
       Accounts receivable - settlements (Note4)     5,583,087
       Accounts receivable - affiliates                 28,229
       Prepaid insurance                                31,748
       Accrued interest receivable                     209,620
                                                   ------------
       Total current assets                                       $156,317,650

    Fixes Assets:
       Land                                            198,424
       Equipment, furniture and fixtures             3,797,557
                                                   ------------
       Total fixed assets                            3,995,981
       Less:  Accumulated depreciation              (3,157,944)
                                                   ------------
       Net fixed assets                                                838,037
    Other Assets:
       Investment in and advances to subsidiaries
         and partnership (Note 7)                   25,040,791
       Other assets                                      1,820
                                                   ------------
       Total other assets                                           25,042,611
                                                                  -------------
    TOTAL ASSETS                                                  $182,198,298
                                                                  =============

    LIABILITIES
    Post-Petition Liabilities:
       Accounts payable - trade                       $118,284
       Accounts payable - professional fees
         and costs                                   2,132,412
       Accrued income taxes payable (Note 5)                 0
       Taxes payable                                   120,000
       Accrued interest                             45,430,505
                                                   ------------
       Total post-petition liabilities                             $47,801,201
    Pre-Petition Liabilities:
       Priority claims                                   5,180
       Secured debt                                          0
       Unsecured debt (Notes 1 and 3)               99,968,782
                                                   ------------
    Total Pre-Petition Liabilities                                  99,973,962
                                                                   ------------
    TOTAL LIABILITIES                                              147,775,163

    Commitments and Contingent Liabilities (Note 3)

    OWNER'S EQUITY
    Capital Stock or Owner's Investment                213,752
    Paid-In-Capital                                121,590,029
    Treasury Stock                                  (2,308,255)
    Retained Earnings:
       Pre-Petition                                (56,551,908)
       Post-Petition (Note 6)                      (28,520,483)
                                                   ------------
    TOTAL OWNER'S EQUITY (Notes 1 and 3)                            34,423,135
                                                                  -------------
    TOTAL LIABILITIES AND OWNER'S EQUITY                          $182,198,298
                                                                  =============

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                            Profit and Loss Statement

                    For Period December 1 - December 31, 1997

-----------------------------------------------------------------------------

  Gross operating revenue                         $86,351
  Less discount, returns and allowances                 0
                                                ----------
     Net operating revenue                                       $86,351

     Cost of goods sold                                         (229,515)
                                                               ----------

     Gross profit                                               (143,164)

  Operating expenses:
     Salaries and wages                            52,690
     Rent and leases                                2,386
     Payroll taxes                                 12,293
     Insurance                                      4,271
     Other                                          8,311
                                                ----------
     Total operating expenses                                    (79,951)
                                                               ----------

     Operating income (loss)                                    (223,115)

  Legal and professional fees and costs (Note 4)  196,718
  Depreciation, depletion and administration        3,618
  Claims settlement expense                             0
  Interest expense                             45,430,505
                                               -----------
      Total                                                  (45,630,841)
                                                             ------------
      Net operating income (loss)                            (45,853,956)

  Non-operating income and (expenses):
    Interest income                               678,253
    Other income - settlements                    (55,000)
    Other income                                  565,189
    Equity in earnings (losses) of subsidiaries
      and partnerships (Note 2)                   863,117
                                               -----------
        Net non-operating income or (expenses)                 2,051,559
                                                              -----------

        Net income (loss) before income taxes                (43,802,397)

        Provision for income taxes (benefit) (Note 5)           (225,084)
                                                              -----------

        NET INCOME (LOSS)                                   ($43,577,313)
                                                            ==============

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION

                           Case No. 91A-27701

                 General Notes to Financial Statements

               For Period December 1 to December 31, 1997

------------------------------------------------------------------------

1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until this Financial Statement, accrued interest payable has been recorded only on post-petition debt, where such is contractually due, and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. THE FINANCIAL STATEMENTS INCLUDED IN MONTHLY FINANCIAL REPORTS FOR ALL REPORTING PERIODS PRIOR TO DECEMBER 1, 1997 HAVE NOT INCLUDED ANY ACCRUAL OF INTEREST ON ANY PRE-PETITION UNSECURED DEBT. HOWEVER, IN LIGHT OF THE CONDITIONAL LETTER AGREEMENT SIGNED BY THE TRUSTEE AND HOLDERS OF CERTAIN SENIOR CLAIMS THAT PROVIDES FOR THE CALCULATION AND PAYMENT OF POST-PETITION INTEREST ON CERTAIN PRE- PETITION UNSECURED DEBT, INTEREST HAS NOW BEEN ACCRUED ON CERTAIN PRE-PETITION UNSECURED DEBT CONSISTENT WITH THE INTEREST RATES SET FORTH IN THE CONDITIONAL LETTER AGREEMENT.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. UNRECORDED LIABILITIES AND POTENTIAL CLAIMS. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,100,000.00, post-petition debenture sale claims in the approximate amount of $10,700,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of $45,000,000.00 (including the allowed compromised claim of CIGNA and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply subordinated claims, $400,000.00 for attorneys of certain senior creditor's fees as agreed in the Conditional Letter Agreement, and potential administrative fees which may be allowed by the Bankruptcy Court.

     THE RECORDING OF THE ABOVE DESCRIBED LIABILITIES OR POTENTIAL CLAIMS, IF ALLOWED, WILL REDUCE EQUITY BY A CORRESPONDING AMOUNT.

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION

                           Case No. 91A-27701

                 General Notes to Financial Statements

                              (Continued)

               For Period December 1 to December 31, 1997

------------------------------------------------------------------------




     For further information concerning liabilities and potential dlaims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997 and the "Report of Trustee Regarding Administration of the Estate from 7/1/96 through 6/30/97" filed with the Bankruptcy Court on September 4, 1997.

4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of December 31, 1997 and are reflected on the December 31, 1997 Financial Statements. Approved settlements are as follows:

                          W. Johnson               $1,083,087
                          Westinghouse Electric     3,000,000
                          Piper Jaffray             1,500,000
                                                   -----------
                                                   $5,583,087

5. As of December 31, 1996, Bonneville and Subsidiaries had approximately $3,488,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $6,925,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards.

6. Retained earnings post-petition have been impacted by the accrual of post-petition interest on pre-petition unsecured debt as rates set forth in the Conditional Letter Agreement dated December 31, 1997.

7. Investment in and advances to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. Based in part on certain valuation work performed by the Trustee's financial advisor, the Trusteee is of the opinion that the book value of the Company's investment in, and advances to, its subsidiaries and partnerships is materially less than the current fair market value of such assets.

                        DEBTOR: BONNEVILLE PACIFIC CORPORATION

                                  Case No. 91A-27701

                        Taxes Payable Schedule (Post-Petition)

                    For the Period December 1 to December 31, 1997

-------------------------------------------------------------------------------

                       Beginning                                  Payments      Date       Check       Ending
                        Balance     Adjustments    Additions      Deposits      Paid       Numb.       Balance
                      -----------   -----------   -----------    ----------   --------   ---------   -----------

Income tax withheld:
   Federal               $0.00         $0.00      ($9,258.26)    $2,086.15    12/15/97    KEY TAX       $0.00
                                                                  4,984.54    12/19/97    KEY TAX
                                                                  2,187.57    12/31/97    KEY TAX
   State                  0.00                     (2,775.10)     2,775.10    12/31/97    1252

FICA tax withheld         0.00                     (2,386.03)       686.43    12/15/97    KEY TAX
                                                                  1,188.00    12/19/97    KEY TAX        0.00
                                                                    511.60    12/31/97    KEY TAX
Employer's FICA tax       0.00                     (2,386.03)       686.43    12/15/97    KEY TAX
                                                                  1,188.00    12/19/97    KEY TAX        0.00
                                                                    511.60    12/31/97    KEY TAX
Unemployment tax:
   Federal                0.00                                                                           0.00
   State                  0.00                                                                           0.00

Sales, use & excise       0.00                                                                           0.00
  taxes
   Property taxes     (117,501.00)                 (2,499.00)                                        (120,000.00)

Accrued income tax:
   Federal            (227,176.00)   227,176.00                                                          0.00
   State                  0.00          0.00       (2,092.48)     2,092.48    12/17/97    1006721        0.00

Delaware franchise tax    0.00                                                                           0.00

Employee withholding      0.00          0.00       (2,042.20)       753.10    12/11/97    1006714        0.00
                      -----------   -----------   -----------                                         -----------
                                                                    353.10    12/23/97    1006744

                                                                    936.00    12/31/97    1006767
                                                                 -----------
TOTALS               ($344,677.00)  $227,176.00  ($23,439.10)    $20,940.10                          ($120,000.00)
                      ===========   ===========  ============    ===========                         =============


                    DEBTOR: BONNEVILLE PACIFIC CORPORATION

                              Case No. 91A-27701

                              Insurance Schedule

                  For Period December 1 to December 31, 1997

------------------------------------------------------------------------------

                                                                 Policy
                                                   Amount of    Expiration  Premium Paid
                             Carrier/Agent         Coverage       Date      Thru Date
                           -----------------      -----------   --------    ----------


Worker's Compensation      Various State Funds     Statutory
                                                   $1,000,000      (A)       12/31/97

General Liability          Travelers Insurance/
                           Sedgwick James           5,000,000    08/17/98    08/17/98

Vehicles                   Travelers Insurance/
(Hired/Non-Owned)          Sedgwick James           5,000,000    08/17/98    08/17/98

Property:
   Bonneville Pacific      Federal Insurance Co./
                           Sedgwick James             735,000    08/17/98    08/17/98

   Kyocera                 Federal/Hartford Steam/
                           Sedgwick James           5,352,879    08/17/98    08/17/98


(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                      Accounts Receivable and Payable Aging
                   For Period December 1 to December 31, 1997
------------------------------------------------------------------------------

                                                      Accounts
                          Non-Affiliate  Accounts      Payable
                           Accounts      Payable     Professional
                          Receivable      Trade         Fees
                          ----------    ----------   -----------

          Under 30 days   $5,584,408      $113,640    $2,132,412
          30 to 60 days            0            70             0
          61 to 90 days            0             0             0
           Over 90 days            0         4,574             0
                          ----------    ----------   -----------

    Total post-petition    5,584,408       118,284     2,132,412

   Pre-petition amounts            0     3,665,012             0
                          ----------    ----------   -----------

Total accounts receivable $5,584,408
                          ==========

 Total accounts payable                 $3,783,296    $2,132,412
                                        ==========   ===========


                          Affiliate
                           Accounts
                          Receivable
                          ----------

          Under 30 days      $28,229
          30 to 60 days            0
          61 to 90 days            0
           Over 90 days            0
                          ----------

    Total post-petition
     affiliate accounts
             receivable      $28,229
                          ==========

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701

   Schedule of Payments of Fees and Costs to Attorneys and Other Professionals

                   For Period December 1 to December 31, 1997

------------------------------------------------------------------------------



                                               Date of
                                                Court       Estimated
                                Amount Paid    Approval    Balance Due
                                -----------   ----------   -----------

Court Appointed Trustee           $52,039      12/23/97      $38,619   (1)
Trustee's Counsel                 163,254      12/23/97      110,001   (1)
Trustee's Accountants              69,783      12/23/97       22,859
Trustee's Special Plan Counsel     56,067      12/23/97       60,000
Special Litigation Counsel for
    Trustee - Costs                13,760      12/23/97        2,432
    Trustee - Fees                208,823      12/23/97    1,798,500   (2)
Auditors                              987      12/23/97            0
Financial Consultants             214,744      12/23/97      100,000
                                ----------                -----------

                       Total     $779,457                  $2,132,411
                                ==========                ===========


(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees fees that have been accrued on settlements approved by the Court are as follows:

          1.  $3,000,000.00 - Westinghouse Settlement     Fees - $990,000.00
          2.  $1,500,000.00 - Piper Jaffray Settlement    Fees - $495,000.00
          3.  $1,050,000.00 - Johnson Settlement          Fees - $346,500.00

       The $3,000,000.00 Westinghouse settlement payment, the $1,500,000.00 Piper Jaffray settlement payment and approximately $1,145,305.00 of the Johnson settlement have not yet been received. Settlements have been booked as receivables.

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                  Schedule of Payments to Principal/Executives

                   For Period December 1 to December 31, 1997

------------------------------------------------------------------------------


       Payee Name          Position     Nature of Payment          Amount
     ---------------       --------     ------------------       ----------

      Ralph F. Cox         Director      Director Fees             $0.00

      Calvin L. Rampton    Director      Director Fees             $0.00

      Clark M. Mower      President      Salary                 $12,566.68
                                         Bonus                  $10,000.00
                                         Expense Reimbursement     $650.82

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION

                               Case No. 91A-27701

                              Quarterly Fee Summary

                          Month Ended December 31, 1997

------------------------------------------------------------------------------

                      Cash         Quarterly    Payment
                   Disbursement     Fee Due     Check No.    Date
                   -----------     ---------    --------   ---------

      January      $220,508.24
      February      169,408.87
      March         215,808.71
                   -----------
      Total 1st     605,725.82     $3,750.00     1006268    04/17/97
       Quarter


      April       4,093,233.83
      May           128,144.26
      June          152,976.15
                   -----------
      Total 2nd   4,374,354.24     $8,000.00     1006458    07/23/97
       Quarter


      July          126,042.84
      August      2,298,948.13
      September     957,979.91
                   -----------
      Total 3rd   3,382,970.88     $8,000.00     1006639    10/29/97
       Quarter


      October       147,513.05
      November      458,527.92
      December    1,065,805.09
                   -----------
      Total 4th   1,671,846.06
       Quarter


(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.